                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We hereby  consent  to the use in this  Registration  Statement  on Form SB-2 of
Essential  Reality,  Inc. of our report  dated April 11,  2002,  relating to the financial  statements of Essential  Reality,  Inc.,  and to the reference to our
Firm under the caption "Experts" in the Prospectus.

/s/ Lesley, Thomas, Schwarz & Postma, Inc.

LESLEY, THOMAS, SCHWARZ & POSTMA, INC.
Newport Beach, California
July 15, 2002